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                                                    EXHIBIT 23
     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement No. 33-35261, Registration Statement No. 33-50463 and Registration Statement No. 33-56065.

                                     ARTHUR ANDERSEN LLP

Washington, D.C.
August 29, 1995